UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

SYNCHRONOSS TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52049	06-159540
(Commission File No.)	(IRS Employer Identification No.)

200 Crossing Boulevard
Suite 800
Bridgewater, New Jersey 08807
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of the Company was held on May 16, 2017.

(b)
The stockholders elected the Company’s nominee for director, ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year 2017, approved the advisory proposal on executive compensation and approved one year as the frequency of the advisory vote on executive compensation:

A.	Election of Director:

Director	Shares For	Shares Withheld	Broker Non-Votes
Thomas J. Hopkins	34,597,505	1,590,344	4,662,740

B.	Ratification of Ernst & Young LLP:

Shares For:	40,465,254
Shares Against:	314,120
Shares Abstain:	71,215
Broker Non-Votes:	—

C.	Advisory vote on executive compensation

Shares For:	34,808,195
Shares Against:	1,295,965
Shares Abstain:	83,689
Broker Non-Votes:	4,662,740

D.	Frequency of Advisory Vote on Executive Compensation:

1 Year shares:	31,208,992
2 Years shares:	30,994
3 Years shares:	4,899,874
Abstain:	47,989
Broker non-votes:	4,662,740

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

By:	/s/ STEPHEN G. WALDIS
Stephen G. Waldis
Chief Executive Officer
Dated: May 22, 2017